As filed with the Securities and Exchange Commission on April 27, 1999 Registration Nos. 333-1073 and 811-07537
=============================================================================


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X /
     Pre-Effective Amendment No.  ______              /   /
     Post-Effective Amendment No.   6                 /X /
                              and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
     Amendment No.   9                  /X /
                (Check appropriate box or boxes)


                        ROYCE CAPITAL FUND
       (Exact name of Registrant as specified in charter)

     1414 Avenue of the Americas, New York, New York  10019
     (Address of principal executive offices)    (Zip Code)
Registrant's Telephone Number, including Area Code:        (212) 355-7311

                    Charles M. Royce, President
                          The Royce Fund
    1414 Avenue of the Americas, New York, New York  10019
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) / X/ immediately upon filing pursuant to paragraph (b)
/  / on               pursuant to paragraph (b)
/  / 60 days after filing pursuant to paragraph (a)(i)
/  / on (date) pursuant to paragraph (a)(i)
/  / 75 days after filing pursuant to paragraph (a)(ii)
/  / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                         Total number of pages:
                    Index to Exhibits is located on page:

                             ROYCE CAPITAL FUND


          Value Investing in Small Companies for More Than 25 Years









                           Royce Premier Portfolio
                          Royce Micro-Cap Portfolio
                        Royce Total Return Portfolio






                                 Prospectus



                               April 26, 1999




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Table of Contents


							      Page
							      ----
     Overview                                     	    	1
     Royce Premier Portfolio                                	2
     Royce Micro-Cap Portfolio                              	5
     Royce Total Return Portfolio                           	8

     Investing in Small- and Micro-Cap Stocks - A Primer    	11
     General Shareholder Information                            13
     Management of the Funds                           		14

OVERVIEW
--------

"AT ROYCE & ASSOCIATES, INC. ("ROYCE"), THE FUNDS' INVESTMENT ADVISER, WE ATTEMPT TO IDENTIFY AND INVEST IN EQUITY SECURITIES OF SMALL- AND MICRO-CAP COMPANIES THAT ARE TRADING SIGNIFICANTLY BELOW OUR ESTIMATE OF THEIR CURRENT
WORTH.   WE BASE THIS ASSESSMENT ON EITHER WHAT WE BELIEVE A KNOWLEDGEABLE
BUYER MIGHT PAY TO ACQUIRE THE ENTIRE COMPANY, OR WHAT WE THINK THE VALUE OF THE COMPANY SHOULD BE IN THE STOCK MARKET, TAKING INTO CONSIDERATION A NUMBER OF FACTORS, INCLUDING FUTURE PROSPECTS. WE SELECT THESE SECURITIES USING A RISK-AVERSE VALUE APPROACH, WITH THE EXPECTATION THAT THEIR MARKET PRICES SHOULD INCREASE TOWARD OUR ESTIMATE OF THEIR CURRENT WORTH AND THEREBY PROVIDE CAPITAL APPRECIATION FOR FUND INVESTORS."

                                        CHUCK ROYCE
_____________________________________________________________________________

The information on the following pages about each Fund's investment goals and principal strategies and about the primary risks for Funda Fund's investors is based on and should be read in conjunction with the information on page 11 of this Prospectus. Page 11 includes information about the investment and risk characteristics of small and micro-cap companies, the market for their securities and Royce's risk-averse value approach to investing.

The performance information presented in this Prospectus is current to December 31, 1998. For more recent information, you can contact Royce Capital Fund through any of the methods listed on the back cover of this Prospectus.

THE FUNDS INCLUDED IN THIS PROSPECTUS MAY BE A SUITABLE INVESTMENT AS PART OF YOUR OVERALL INVESTMENT PLAN IF YOU WANT TO INCLUDE A FUND OR FUNDS THAT FOCUS ON SMALL- AND/OR MICRO-CAP COMPANIES. THE FUNDS OFFER THEIR SHARES TO LIFE INSURANCE COMPANIES THAT ALLOCATE THE SHARES TO SEPARATE ACCOUNTS THEY ESTABLISH FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE CONTRACTS. THE FUNDS MAY ALSO OFFER THEIR SHARES DIRECTLY TO CERTAIN RETIREMENT PLANS AND ACCOUNTS. CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR VARIABLE CONTRACT.

Royce Premier Portfolio
-----------------------

Investment Goals and Principal Strategies

Royce Premier Portfolio's primary investment goal is long-term growth of capital and its secondary goal is current income. Royce invests the Fund's assets primarily in a limited number of equity securities issued by small companies with stock market capitalizations between $300 million and $1.5 billion. Royce generally looks to invest in companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and are trading significantly below its estimate
of their current worth.   At December 31, 1998, the Fund had 37 securities in
its portfolio.

Normally, the Fund will invest at least 80% of its assets in the common stocks and convertible securities of such "premier" companies. At least 65% of these securities will be issued by companies with stock market capitalizations of less than $1.5 billion at the time of investment and/or will produce income for the Fund. Royce expects the Fund's portfolio to have a median market cap below $1 billion. At December 31, 1998, the Fund had a median market cap of $511.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Premier Portfolio is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will go up and down with the market, and you may lose money over short or even long periods of time.

Since the Fund will focus onThe prices of small-cap securities, whose prices are generally more volatile and their market is less liquid than forrelative to larger-cap companies, itsecurities. Therefore, the Fund may involve more risk of loss and its returns may trail those ofdiffer significantly from funds investing in larger-cap companies or other asset classes. The Fund's limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

In addition, the Fund's ability to achieve its goals will depend largely on Royce's skill in selecting the Fund's portfolio companies using its risk-averse value approach and on the degree to which the market eventually recognizes the current worth of these companies.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing the Fund'sits performance from year to year since its inception and by showing how the Fund's average annual total returns for various periods compare with those of the Russell 2000, the Fund's benchmark index. The Fund's total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund's past performance is not an indication of how the Fund will perform in the future.

CALENDAR YEAR RETURNS - in Percentages (%)
[BAR CHART]

1998		1997
----		----
8.92%		17.09%

[PULL QUOTE]

During the period shown in the bar chart, the highest return for a calendar quarter was 12.69% (quarter ended 12/31/98) and the lowest return for a calendar quarter was -13.21% (quarter ended 9/30/98).

[END PULL QUOTE]

Annualized Returns - in Percentages (%)
---------------------------------------
              	           One-Year       From Inception (12/27/96) to 2/31/98
			   --------       ------------------------------------
Royce Premier Portfolio      8.92%                	13.42%
Russell 2000                -2.55                        9.92

------------------------------------------------------------------------------
Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Maximum sales charge (load) imposed on purchases		None
	Maximum deferred sales charge					None
	Maximum sales charge (load) imposed on reinvested dividends     None
	Redemption fee                                         		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management fees						1.00%
	Distribution (12b-1) fees				None
	Other expenses						6.05
								----
		Total Annual Fund Operating Expenses		7.05
								----
     	Fee waiver and expense reimbursement                    5.70
								----
        	Net Annual Fund Operating Expenses              1.35%
								=====

Royce has contractually agreed to waive its fee and reimburse expenses to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999 and 1.99% through December 31, 2008.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year         3 Years        5 Years	    10 Years
	----------------------------------------------------
	$137      	$560          $1,008         $2,252

An investor will incur additional expenses under the variable contracts or retirement plans investing in the Fund. These expenses are not described in this Prospectus and variable contract owners and retirement plan participants should consult the disclosure documents or plan information regarding these expenses.
------------------------------------------------------------------------------

Financial Highlights Information

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 1998 Annual Report to Shareholders, which is available upon request.

                                         	 Periods Ended December 31,
					    ----------------------------------
                                         	1998        1997        1996
						----	    ----	----
Net Asset Value, Beginning of Period  		$5.37       $5.05       $5.00
						-----	    -----	-----
Income from Investment Operations
---------------------------------
Net investment income (loss)          		 0.00       (0.01)       0.00
Net Gains (losses) on securities      		 0.47        0.87        0.05
  (both realized and unrealized)		 ----	     ----	 ----
	Total from Investment Operations      	 0.47        0.86        0.05
   						 ----	     ----	 ----
Less Distributions
------------------
Dividends (from net investment income)       	(0.00)      (0.00)       (0.00)
Distributions (from capital gains)    		(0.37)      (0.54)       (0.00)
						 ----	     ----	 ----
	Total Distributions                   	(0.37)      (0.54)       (0.00)
						 ----	     ----	 ----

Net Asset Value, End of Period        		$5.47       $5.37        $5.05
						=====	    =====	 =====
Total Return                          		8.9%        17.1%         1.0%

Ratios/Supplemental Data
Net Assets, End of Period (thousands)	        $374        $296         $252
Ratio of Expenses to Average Net Assets*	 1.35%       1.35%        1.99%
Ratio of Net Income to Average Net Assets	-0.08%      -0.18%       -1.99%
Portfolio Turnover Rate                  	109%     79%          0%

* Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 7.05%, 8.87% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

Royce Micro-Cap Portfolio
-------------------------

Investment Goal and Principal Strategies

Royce Micro-Cap Portfolio's investment goal is long-term growth of capital. Royce invests the Fund's assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalizations below $300 million). Royce selects these securities from a universe of more than 6,400 micro-cap companies, generally focusing on companies that it believes are trading considerably below its estimate of
their current worth.   At December 31, 1998, the Fund had 72 securities in
its portfolio.

Normally, the Fund will invest at least 80% of its assets in the common stocks and convertible securities of small-cap (companies with stock market capitalizations below $1.5 billion) and micro-cap companies. At least 65% of its assets will be in micro-cap securities at the time of investment and Royce expects the Fund's portfolio to have a median market cap below $300 million. At December 31, 1998, the Fund had a median market cap of $152.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Micro-Cap Portfolio is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will go up and down with the market, and you may lose money over short or even long periods of time.

The prices of micro-cap securities are generally even more volatile and their market is even less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.

In addition, the Fund's ability to achieve its goal will depend largely on Royce's skill in selecting the Fund's portfolio companies using its risk-averse value approach and on the degree to which the market eventually recognizes the current worth of these companies.

------------------------------------------------------------------------------

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception and by showing how the Fund's average annual total returns for various periods compare with those of the Russell 2000, the Fund's benchmark index. The Fund's total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund's past performance is not an indication of how the Fund will perform in the future.

CALENDAR YEAR RETURNS - in Percentages (%)

[BAR CHART]
1998		1997
----		----
4.07%		21.22%

[PULL QUOTE]

During the period shown in the bar chart, the highest return for a calendar quarter was 22.93% (quarter ended 12/31/98) and the lowest return for a calendar quarter was -20.16% (quarter ended 9/30/98).

[END PULL QUOTE]

Annualized Returns - in Percentages (%)
---------------------------------------
                             One-Year    From Inception (12/27/96) to 12/31/98
			     --------    -------------------------------------
Royce Micro-Cap Portfolio      4.07%                	12.36%
Russell 2000                  -2.55                      9.92

------------------------------------------------------------------------------

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Maximum sales charge (load) imposed on purchases 		None
	Maximum deferred sales charge                           	None
	Maximum sales charge (load) imposed on reinvested dividends     None
     	Redemption fee                                         		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management fees	                                                1.25%
	Distribution (12b-1) fees                                       None
	Other expenses                                          	1.34
									----
		Total Annual Fund Operating Expenses			2.59
									----
        	Fee waiver and expense reimbursement                    1.24
									----
        	Net Annual Fund Operating Expenses                      1.35%
									=====

Royce has contractually agreed to waive its fee and reimburse expenses to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999 and 1.99% through December 31, 2008.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year         3 Years        5 Years	     10 Years
	-----------------------------------------------------
	$137      	$560          $1,008          $2,252

An investor will incur additional expenses under the variable contracts or retirement plans investing in the Fund. These expenses are not described in this Prospectus and variable contract owners and retirement plan participants should consult the disclosure documents or plan information regarding these expenses.
------------------------------------------------------------------------------

Financial Highlights Information

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 1998 Annual Report to Shareholders, which is available upon request.

                                      		  Periods Ended December 31,
						-----------------------------
                                      		1998        1997         1996
						----	    ----	 ----
Net Asset Value, Beginning of Period		$5.80         $5.01        $5.00
						----- 	      -----	   -----
Income from Investment Operations
---------------------------------

Net investment income (loss)        		(0.03)       (0.02)         0.00
Net Gains (losses) on securities
  (both realized and unrealized)         	0.23	      1.08          0.01
						----- 	      -----	   -----
Total from Investment Operations     		0.20          1.06          0.01
   						----- 	      -----	   -----
Less Distributions
------------------
Dividends (from net investment income)          (0.00)        (0.00)	   (0.00)
Distributions (from capital gains)  		(0.76)        (0.27)       (0.00)
						----- 	      -----	   -----
Total Distributions                 		(0.76)        (0.27)       (0.00)
    						----- 	      -----	   -----
Net Asset Value, End of Period      		$5.24         $5.80        $5.01
						=====	      =====	   =====
Total Return                         		 4.1%         21.2%        0.2%

Ratios/Supplemental Data
Net Assets, End of Period (thousands)		$3,337       $1,064        $250
Ratio of Expenses to Average Net Assets*         1.35%        1.35%        1.99%
Ratio of Net Income to Average Net Assets       -0.79%       -0.96%       -1.99%
Portfolio Turnover Rate       			88%  	      132% 	     0%


* Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 2.59%, 7.32% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

Royce Total Return Portfolio
----------------------------

Investment Goals and Principal Strategies

The investment goals of Royce Total Return Portfolio are both long-term growth of capital and current income. Royce invests the Fund's assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. Royce generally looks for such companies to have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage. Of the more than 8,000 small- and micro-cap companies, approximately 1,700 have above-average common stock dividend yields (1.5% or greater). Investing in such securities may tend to stabilize the volatility inherent in the prices of small-cap securities. At December 31, 1998, the fund had 22 securities in its portfolio.

Normally, the Fund will invest at least 65% of its assets in common stocks and convertible securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $1.5 billion at the time of investment. Royce expects the Fund's portfolio to have a median market cap below $1 billion. Royce may also invest up to 35% of the Fund's assets in non-convertible debt securities. At December 31, 1998, the Fund had a median market cap of $402 million.

Primary Risks to Investors

As with any mutual fund that invests in common stocks, Royce Total Return Portfolio is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will go up and down with the market, and you may lose money over short or even long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their market is less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

In addition, the Fund's ability to achieve its goals will depend largely on Royce's skill in selecting the Fund's portfolio companies using its risk-averse value approach and on the degree to which the market eventually recognizes the current worth of these companies.

------------------------------------------------------------------------------
The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance since its inception and by showing how the Fund's average annual total returns since its inception compares with that of the Russell 2000, the Fund's benchmark index. The Fund's total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund's past performance is not an indication of how the Fund will perform in the future.

Total Return - in Percentages (%)
                              	From Inception (5/15/98) to 12/31/98
				------------------------------------
Royce Total Return Portfolio    	      2.4%
Russell 2000                        	    (10.0%)

------------------------------------------------------------------------------

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Maximum sales charge (load) imposed on purchases		None
	Maximum deferred sales charge					None
	Maximum sales charge (load) imposed on reinvested dividends     None
     	Redemption fee                                         		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fee                                                        	1.00%
Distribution (12b-1) fees                         			None
Other expenses                                    			17.08
									-----
   Total Annual Fund Operating Expenses           			18.08
Fee waiver and expense reimbursement             			16.73
									-----
   Net Annual Fund Operating Expenses             			 1.35%
									 =====


Royce has contractually agreed to waive its fee and reimburse expenses to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999 and 1.99% through December 31, 2008.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year         3 Years        5 Years	     10 Years
	-----------------------------------------------------
	 $137      	$560          $1,008         $2,252

An investor will incur additional expenses under the variable contracts or retirement plans investing in the Fund. These expenses are not described in this Prospectus and variable contract owners and retirement plan participants should consult the disclosure documents or plan information regarding these expenses.

------------------------------------------------------------------------------

Financial Highlights Information

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 1998 Annual Report to Shareholders, which is available upon request.

                                      		Period Ended December 31,
					--------------------------------------
                                                  	1998
							----
Net Asset Value, Beginning of Period              	$5.00
							-----
Income from Investment Operations
---------------------------------
Net investment income (loss)                      	0.01
Net Gains (losses) on securities
  (both realized and unrealized)			0.11
							----
Total from Investment Operations                  	0.12
   							----
Less Distributions
------------------
Dividends (from net investment income)                  (0.01)
Distributions (from capital gains)                	(0.04)
							------
Total Distributions                               	(0.05)
    							------
Net Asset Value, End of Period                    	$5.07
							=====

Total Return                                      	2.4%

Ratios/Supplemental Data
Net Assets, End of Period (thousands)             	$116
Ratio of Expenses to Average Net Assets*                1.35%
Ratio of Net Income to Average Net Assets               0.08%
Portfolio Turnover Rate                                 77%

* Expense ratio is shown after fee waiver and expense reimbursement by the investment adviser. For the period ended December 31, 1998, the expense ratio before the waiver and reimbursement would have been 18.08%. The Fund commenced operations on May 15, 1998.

Investing in Small-Company Stocks - A Primer

Small- and Micro-Cap Stocks

Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. While SMALL-CAPS are generally defined as those companies with market capitalizations of less than $1.5 billion, Royce refers to the segment of small-cap companies with market capitalizations below $300 million as MICRO-CAP.

Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks.
As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce's investment focus on small- and micro-cap securities generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

The micro-cap segment consists of more than 6,400 companies with market caps
below $300 million.   These companies are followed by few, if any, securities
analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited product lines, markets or financial resources, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce's estimate of the company's current worth and involve increased risk, lead Royce to more broadly diversify most of the Funds investing in the micro-cap tier by holding relatively smaller positions in more companies.

[SIDEBAR]

Market capitalization is the number of a company's outstanding shares of stock multiplied by its most recent closing price per share.

Small-capitalization stocks or Small-caps are stocks with market capitalizations of $1.5 billion or less.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the top 3,000 companies tracked by Frank Russell Company.

[END SIDEBAR]

The upper tier of the small-cap universe of securities consists of approximately 1,700 companies with market caps between $300 million and $1.5 billion. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by brokers than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities in that they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding relatively larger positions in a relatively limited number of securities.

------------------------------------------------------------------------------

Value Investing

Royce uses a "value" method in managing the Funds' assets. In selecting securities for the Funds, Royce assesses the quality of a company's balance sheet, the level of its cash flow and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth. Royce bases this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market, taking into consideration a number of relevant factors, including the company's future prospects. Royce attempts to identify and invest in securities of companies that are trading significantly below its estimate of the company's current worth, with the expectation that the market price of its securities should increase over a three to five year period towards this estimate, and thereby provide capital appreciation for Fund investors.

[PULL QUOTE]

Current worth is what a knowledgeable buyer might pay to acquire the entire company or what the value of the company should be in the stock market, taking into consideration a number of relevant factors, including the company's future prospects

[END PULL QUOTE]

Royce's value approach strives to reduce some of the risks of investing in small and micro-cap securities for each Fund's portfolio taken as a whole.
In addition to focusing on companies trading significantly below its estimate of their current worth, which should reduce valuation risk, Royce evaluates various other risk factors in selecting securities for the Funds. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. Royce attempts to decrease portfolio risk in the micro-cap segment of the small-cap universe by broadly diversifying the portfolio holdings of Royce Micro-Cap Portfolio.

While there can be no assurance that this risk-averse approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Additionally, although Royce's approach to security selection seeks to reduce downside risk to Fund portfolios taken as a whole during periods of broad securities market declines, it may also reduce gains in strong up markets.

Temporary Investments

Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Total Return

Total return is the rate of return on an amount invested in a fund from the beginning to the end of a stated period. Average annual total return is the annual compounded change in the value of an amount invested in a fund from the beginning to the end of a stated period. Total returns, which assume the reinvestment of all distributions, are historical and are not intended to indicate future performance.

------------------------------------------------------------------------------
General Shareholder Information

Royce Capital Fund will provide insurance companies and retirement plans with information Monday through Friday, except holidays, from 9:00 a.m. to 5:00 p.m. (Eastern Time). For information, prices and literature, or to obtain information regarding the availability of Fund shares or how Fund shares are redeemed, call Royce Capital Fund at 1-800-221-4268.

Purchasing and Redeeming Shares of the Funds
Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies or to retirement plans. The Funds will not issue stock certificates; share activity will be recorded in book entry form only. Investors may not purchase or redeem shares of the Funds directly, but only through the separate accounts of insurance companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your Plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds, or select specific Funds as investment options in a retirement plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable contracts or retirement plans are described in the relevant Separate Account Prospectuses or plan documents.

If the Board of Trustees determines that it would be detrimental to the best interest of a Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of selected portfolio securities.

Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by Royce Capital Fund's transfer agent or an authorized service agent or sub-agent. Payment for redeemed shares will generally be made within three business days following the date of request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists or as permitted by the Securities and Exchange Commission.

Shareholder Communications

Owners of variable contracts and retirement plans and their administrators will receive annual and semi-annual reports, including the financial statements of the Funds that they have authorized for investment. Each report will also show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. Royce Capital Fund's fiscal year ends December 31.

Net Asset Value per Share

The price of shares that you purchase or redeem will be at their net asset value. The net asset value per share (NAV) for each Fund is calculated at the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of a Fund's net assets by the number of its outstanding shares. Each Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith by Royce Capital Fund's Board of Trustees.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed.

Dividends, Distributions and Taxes

The Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Dividends and distributions will be automatically reinvested in additional shares of the Funds.

Each Fund intends to qualify and to remain qualified for taxation as a "regulated investment company" under the Internal Revenue Code, so that it will not be subject to Federal income taxes to the extent that its income is distributed to its shareholders. In addition, each Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts. By meeting these and other requirements, the participating insurance companies, rather than the owners of the variable contracts, should be subject to tax on distributions received with respect to Fund shares. The tax treatment of distributions made to an insurance company will depend on the insurance company's tax status.

Shares of the Funds may be purchased through variable contracts. As a result, it is anticipated that any net investment income dividends or capital gains distributions from a Fund will be exempt from current taxation if left to accumulate within a variable contract. Dividends and distributions made by the Funds to a retirement plan are not taxable to the retirement plan or to the participants thereunder. The Funds will be managed without regard to tax ramifications. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59-1/2.

The tax status of your investment in the Funds depends on the features of your variable contract or retirement plan. For further information, please refer to the prospectus or disclosure documents of your variable contract or information provided by your retirement plan. Prospective investors are encouraged to consult their own tax adviser.

The above discussion is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. See the Statement of Additional Information for more information.

------------------------------------------------------------------------------

Management of the Funds

Royce & Associates Inc. is the Funds' investment adviser and is responsible for the management of their assets. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Royce has been managing investment company portfolios focused on small-cap value securities for more than 25 years and Charles M. Royce has been the firm's President and Chief Investment Officer for more than 25 years. He is also the primary portfolio manager of the Funds' portfolios. Mr. Royce is assisted by Royce's investment staff, which includes W. Whitney George, Managing Director and Senior Portfolio Manager, Boniface A. Zaino, Managing Director and Senior Portfolio Manager and Charles R. Dreifus, Principal and Senior Portfolio Manager, and by Jack
E. Fockler, Jr., Managing Director. Mr. George has served in his current capacity since 1997 and previously was a Vice President (since 1993) and Senior Analyst (since 1991) of Royce. Mr. Zaino joined Royce in April 1998 and previously was Group Managing Director at Trust Company of the West (since 1984). Mr. Dreifus joined Royce in February 1998 and previously was Managing Director (since June 1995) and General Partner (from 1983 until June
1995) of Lazard Freres & Co. LLC. Finally, Mr. Fockler has served in his current capacity since 1997 and previously was a Vice President (since 1993) and Senior Associate (since 1989) of Royce.

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver required to maintain the expense ratios of certain Funds at or below specified levels as shown in the Fees and Expenses table, are:

- 1% of the average net assets of Royce Premier Portfolio and Royce Total Return Portfolio.

- 1.25% of the average net assets of Royce Micro-Cap Portfolio.

For 1998, the fees paid to Royce on average net assets were 0.1% for Royce Micro-Cap Portfolio. Royce voluntarily waived the fees accrued for Royce Premier Portfolio and Royce Total Return Portfolio in 1998.

From time to time, Royce may pay amounts to insurance companies or other organizations that provide administrative services for the Funds or that provide services relating to the Funds to owners of variable contracts and/or participants in retirement plans. Payment of such amounts by Royce will not increase the fees paid by the Funds or their shareholders.


State Street Bank & Trust Company is the custodian of the Funds' securities, cash and other assets. State Street's agent, National Financial Data Services ("NFDS"), is the Funds' transfer agent. PricewaterhouseCoopers, L.L.P. serves as the Funds' independent accountants.

Year 2000

Many computer software programs, as originally written, cannot correctly process date-related data on and after January 1, 2000 because the programs use two digits instead of four to identify the year ("99" instead of "1999," for example). Royce and Royce Capital Fund are working toward resolving this problem, often referred to as "Y2K," with their own software programs, and their service providers have assured Royce that their systems will be Y2K compliant. If any of the programs that Royce, Royce Capital Fund and their service providers use would fail to process this kind of information properly, there may be a negative impact on the Funds' shareholder operations and services. However, neither Royce nor Royce Capital Fund anticipate that any Year 2000 problems will have a material impact on Royce's ability to provide the Funds with service at current levels. It is also possible that the Y2K problem could also have a negative impact on the companies in which the Funds invest and this, in turn, could hurt the Funds' investment returns.

Royce Capital Fund
------------------

More information on Royce Capital Fund is available free upon request, including the following:
     Annual/Semi-annual Reports
          Additional information about a Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, is available in the Funds' annual and semi-annual reports to shareholders.

     Statement of Additional Information ("SAI")
          Provides more details about Royce Capital Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:
     By telephone
          Call (800) 221-4268
     By mail
          Write to:
               Royce Capital Fund
               1414 Avenue of the Americas
               New York, NY 10019
     By E-mail
          Send your request to:
	       funds@roycenet.com

     Through the Internet

          Text only versions of the Funds' prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: http://www.sec.gov

     You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (800) SEC-
     0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.




                                                          SEC File # 811-1073

	                        ROYCE CAPITAL FUND

              		STATEMENT OF ADDITIONAL INFORMATION

     ROYCE CAPITAL FUND (the "Trust"), a Delaware business trust organized in January 1996, is a diversified, open-end registered management investment company, which has three portfolios or series ("Funds"). Each Fund has distinct investment goals and/or strategies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The three Funds are:

                           ROYCE PREMIER PORTFOLIO
                        ROYCE TOTAL RETURN PORTFOLIO
                          ROYCE MICRO-CAP PORTFOLIO

      Shares of the Funds are offered to life insurance companies ("Insurance Companies") for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Retirement Plans").

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses each of which is dated April 26, 1999. Please retain this document for future reference. The audited financial statements and schedules of investments included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended December 31, 1998 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual Report, please call Investor Information at 1-800-221-4268 or contact your Insurance Company.

                             Investment Adviser
                     Royce & Associates, Inc. ("Royce")

Transfer Agent                                          	     Custodian
State Street Bank and Trust Company 	   State Street Bank and Trust Company
c/o National Financial Data Services

                               April 26, 1999
------------------------------------------------------------------------------
	                      TABLE OF CONTENTS

                                                        PAGE
     OTHER INVESTMENT STRATEGIES                           2
     INVESTMENT POLICIES AND LIMITATIONS                   2
     RISK FACTORS AND SPECIAL CONSIDERATIONS               4
     MANAGEMENT OF THE TRUST                               9
     PRINCIPAL HOLDERS OF SHARES                          12
     INVESTMENT ADVISORY SERVICES                         12
     CUSTODIAN                                            13
     INDEPENDENT ACCOUNTANTS                              14
     PORTFOLIO TRANSACTIONS                               14
     CODE OF ETHICS AND RELATED MATTERS                   16
     PRICING OF SHARES BEING OFFERED                      16
     REDEMPTIONS IN KIND                                  17
     TAXATION                                             17
     DESCRIPTION OF THE TRUST                             19
     PERFORMANCE DATA                                     21

                  OTHER INVESTMENT STRATEGIES

      In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PREMIER PORTFOLIO - in securities of companies with stock market capitalizations above $1.5 billion, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities.-paying common stocks and non-convertible preferred stocks and debt securities.

ROYCE   TOTAL   RETURN   PORTFOLIO  -  in  securities   with   stock   market
capitalizations above $1.5 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE MICRO-CAP PORTFOLIO - in securities of companies with stock market capitalizations above $300 million and non-convertible preferred stocks and debts securities.


                     INVESTMENT POLICIES AND LIMITATIONS

      Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

      A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of
Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

     No Fund may, as a matter of fundamental policy:

          1.   Issue any senior securities;

          2. Purchase securities on margin or write call options on its portfolio securities;

          3.   Sell securities short;

          4. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its assets;

          5.   Underwrite the securities of other issuers;

          6. Invest more than 10% of its assets in the securities of foreign issuers;

          7. Invest in restricted securities, unless such securities are issued by money market funds registered under the Investment Company Act of 1940, or in repurchase agreements which mature in more than seven days;

          8. Invest more than 10% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities);

          9. Invest, with respect to 75% of its assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

          10.  Invest more than 25% of its assets in any one industry;


          11. Acquire more than 10% of the outstanding voting securities of any one issuer;

          12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

          13.  Purchase or sell commodities or commodity contracts;

          14. Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

          15. Invest in companies for the purpose of exercising control of management; or

          16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts.

            No Fund may, as a matter of operating policy:

           1. Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities;

           2. Enter into repurchase agreements with any party other than the custodian of its assets; or

           3. Invest more than 5% of its total assets in warrants, rights and options.


            RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

     No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

      A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

      The Funds may lend up to 25% of their respective assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing.
Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

      The current view of the staff of the Securities and Exchange Commission that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

      Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

      Since  the  risk of default is higher for lower-rated (high-risk)  debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

      The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

      Each Fund may invest up to 10% of its assets in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

      Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

       Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating  to  the
rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

     In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

      The Funds may engage in repurchase agreements with respect to any U.S. Government security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

      The Funds may invest up to 5% of their assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

      The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's SmallCap 600 Stock Price Index, an unmanaged market-weighted index.

     Investing in warrants, rights and call options on a given security allow a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

State Insurance Restrictions

      The Funds are sold to Insurance Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, the Trust may make commitments for the Fund that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. If the Trust determines that such a commitment is no longer in the Fund's best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.


                           *   *   *

     Royce believes that Royce Micro-Cap Portfolio is suitable for investment only by persons who can invest without concern for income, and that such Fund and Royce Premier Portfolio are suitable for those investors who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.

	                    MANAGEMENT OF THE TRUST

      The following table sets forth certain information as to each Trustee and officer of the Trust:

                      Position Held
Name, Address and Age with the       Principal Occupations During
                      Trust          Past 5 Years
--------------------- -------------  ----------------------------
Charles M. Royce*     Trustee,       President, Managing Director
(59)                  President and  (since      April     1997),
1414 Avenue of the    Treasurer      Secretary,  Treasurer,  sole
Americas                             director  and  sole   voting
New York, NY 10019                   shareholder   of   Royce   &
                                     Associates, Inc.  ("Royce"),
                                     formerly     named     Quest
                                     Advisory Corp., the  Trust's
                                     investment adviser; Trustee,
                                     President  and Treasurer  of
                                     The  Royce Fund ("TRF"),  an
                                     open-end         diversified
                                     management        investment
                                     company  of which  Royce  is
                                     the   principal   investment
                                     adviser; Director, President
                                     and Treasurer of Royce Value
                                     Trust,  Inc. ("RVT"),  Royce
                                     Micro-Cap    Trust,     Inc.
                                     ("OTCM")  and  Royce  Global
                                     Trust,  Inc. ("RGT")  (since
                                     October   1996)   closed-end
                                     management        investment
                                     companies of which Royce  is
                                     the investment adviser (TRF,
                                     RVT,     OTCM    and     RGT
                                     collectively,   "The   Royce
                                     Funds"); Secretary and  sole
                                     director and shareholder  of
                                     Royce  Fund  Services,  Inc.
                                     ("RFS), formerly named Quest
                                     Distributors, Inc., a wholly-
                                     owned  subsidiary  of  Royce
                                     and the distributor of TRF's
                                     shares; and managing general
                                     partner  of Royce Management
                                     Company   ("RMC"),  formerly
                                     named    Quest    Management
                                     Company,     a    registered
                                     investment adviser, and  its
                                     predecessor.

Donald R. Dwight (67) Trustee        President     of      Dwight
16 Clover Mill Lane                  Partners,   Inc.;   Chairman
Lyme, NH 03768                       (until   March   1998)   and
                                     Chairman   Emeritus   (since
                                     March 1998) of Newspapers of
                                     New England, Inc.

Richard M. Galkin     Trustee        Private     investor     and
(60)                                 president   of  Richard   M.
654 Boca Marina Court                Galkin   Associates,   Inc.,
Boca Raton, FL 33487                 tele-communications
                                     consultants.

                      Position Held
Name, Address and Age with the       Principal Occupations During
                      Trust          Past 5 Years
--------------------- -------------  ----------------------------
Stephen L. Isaacs     Trustee        President of The Center  for
(59)                                 Health   and  Social  Policy
847 25th Avenue                      since     September    1996;
San Francisco, CA                    President   of  Stephen   L.
94121                                Isaacs           Associates,
                                     Consultants; and Director of
                                     Columbia          University
                                     Development Law  and  Policy
                                     Program  and  Professor   at
                                     Columbia  University   until
                                     August 1996.

David L. Meister (59) Trustee        Consultant      to       the
1535 Michael Lane                    communications industry.
Pacific Palisades, CA
90272

John D. Diederich     Trustee and    Director  of  Administration
(47)                  Vice           of  TRF, RVT and OTCM;  Vice
1414 Avenue of the    President      President    and    Director
Americas                             (since  April 1997 and  June
New York, NY 10019                   1997,  respectively) of  RVT
                                     and OTCM; Vice President  of
                                     RGT (since October 1996) and
                                     of   RCF   (since   December
                                     1996);   President  of   RFS
                                     since  November  1995;   and
                                     President    of    Fund/Plan
                                     Services, Inc. from  January
                                     1988 to December 1992.

Jack E. Fockler, Jr.* Vice           Managing   Director   (since
(40)                  President      April    1997)   and    Vice
1414 Avenue of the                   President  of Royce,  having
Americas                             been employed by Royce since
New York, NY 10019                   October 1989; Vice President
                                     of RGT (since October 1996),
                                     of   RCF   (since   December
                                     1996),  and  of  the   other
                                     Royce   Funds  (since  April
                                     1995); Vice President of RFS
                                     (since  November 1995);  and
                                     general partner of RMC.

W. Whitney George*(40)    Vice       Managing   Director   (since
1414  Avenue  of  the     President  April    1997)   and    Vice
Americas                             President  of Royce,  having
New York, NY 10019                   been employed by Royce since
                                     October 1991; Vice President
                                     of RGT (since October 1996),
                                     of   RCF   (since   December
                                     1996),  and  of  the   other
                                     Royce   Funds  (since  April
                                     1995);   and general partner
                                     of RMC.

                      Position Held
Name, Address and Age with the       Principal Occupations During
                      Trust          Past 5 Years
--------------------- -------------  ----------------------------
Daniel A. O'Byrne*
(36)                  Vice           Vice   President  of   Royce
1414 Avenue of the    President      (since   May  1994),  having
Americas              and Assistant  been employed by Royce since
New York, NY 10019    Secretary      October   1986;   and   Vice
                                     President   of  RGT   (since
                                     October 1996), of RCF  since
                                     December  1996, and  of  the
                                     other   Royce  Funds  (since
			             July 1994).

John E. Denneen* (32) Secretary      Associate General Counsel of
1414 Avenue of the                   Royce   (since  May   1996);
  Americas                           Secretary   of  RGT   (since
New York, NY 10019                   October 1996), of RCF (since
                                     December 1996), and  of  the
                                     other   Royce  Funds  (since
                                     June 1996); and Associate of
                                     Seward & Kissel prior to May
                                     1996.


________________________________
     *An "interested person" under Section 2(a)(19) of the 1940 Act.


      All of the Trust's Trustees are also directors of RVT and OTCM and all, except John D. Diederich, are also trustees of TRF and directors of RGT.

      The Board of Trustees has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for the selection and nomination of the Funds' independent auditors and for conducting post-audit reviews of their financial conditions with such auditors.

      For the year ended December 31, 1998, the following Trustees received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds for services as a trustee/director on such funds' Boards:



                           Aggregate Compensation      Total Compensation
Name                              from Trust           from The Royce Funds
----			   ----------------------      --------------------
Donald R. Dwight          	  $268                      $34,295
Richard M. Galkin                  500                       61,750
Stephen L. Isaacs                  500			     61,750
David L. Meister                   500                       61,750

  Each of the non-affiliated Trustees will receive a fee of $500 per year for serving on the Trust's Board of Trustees.


                  PRINCIPAL HOLDERS OF SHARES

   As of April 1, 1999, Royce & Associates, Inc. Money Purchase Pension Plan owned of record 103,194 shares of the Trust, consisting of 58,869 shares of Royce Premier Portfolio, 20,201 shares of Royce Total Return Portfolio and
24,124 shares of Royce Micro-Cap Portfolio, representing 85.9%, 88.0% and 3.7% of each Fund's then outstanding shares, respectively. All of these shares were beneficially owned by Charles M. Royce. Select Reserve Variable Annuities, c/o American General Life Insurance Company, P.O. Box 1591,
Houston, TX 77251-1591, owned of record 9,629 shares of Royce Premier Portfolio representing 14.1% of the Fund's then outstanding shares. IL Annuity and Insurance Company, Visionary Choice, 2960 North Meridian Street, P.O. Box 71499, Indianapolis, IN 46207, owned of record 620,246 shares of Royce Micro-Cap Portfolio representing 96.3% of the Fund's then outstanding shares. Select Reserve Variable Annuities, c/o American General Life Insurance Company, P.O. Box 1591, Houston, TX 77251-1591, owned of record 2,748 shares of Royce Total Return Portfolio representing 12.0% of the Fund's then outstanding shares.


                  INVESTMENT ADVISORY SERVICES

Services Provided by Royce

   As compensation for its services under its Investment Advisory Agreement with the Trust, Royce is entitled to receive the following fees:

     Fund                Percentage Per Annum of Fund's Average Net Assets

     Royce Premier Portfolio                 1.00%
     Royce Total Return Portfolio                 1.00%
     Royce Micro-Cap Portfolio                    1.25%


      Under the Investment Advisory Agreement, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; (iii) furnishes, without expense to the Trust, the services of such of its executive officers and full-time employees as may be duly elected executive officers or Trustees of the Trust; and (iv) pays any additional expenses incurred by the Trust in connection with promoting the sale of its shares and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

      The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses to existing shareholders, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

      For the period from December 27, 1996 (commencement of operations) to December 31, 1996 and for the years ended December 31, 1997 and December 31, 1998 Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

                      Net Advisory Fees     Amounts
                      Received by Royce     Waived by Royce
   		      -----------------     ---------------
Royce Premier
Portfolio              $0                    $     34
1996                    0                       2,783
1997                    0                       3,293
1998

Royce Total Return
Portfolio              $0                    $    690
1998*

Royce Micro-Cap
Portfolio              $0                    $     51
1996                    0                       4,746
1997                    0                      27,543
1998

________________
* May 15, 1998 (commencement of operations) to December 31, 1998.



                           CUSTODIAN

      State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 1004 Baltimore, Kansas City, Missouri 64105.

      State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

		          INDEPENDENT ACCOUNTANTS

      PriceWaterhouseCoopers LLP, whose address is One Post Office Square, Boston, Massachusetts, 02109, are the Trust's independent accountants.


                  	   PORTFOLIO TRANSACTIONS

      Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best price and execution for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

      In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, research related to portfolio company shareholder voting and performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance and settlement.

      Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts and those of RMC.

      Research services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

      Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

     Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce and RMC, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce/RMC account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce/RMC account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's and RMC's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it and RMC believe should result in fair and equitable treatment to those of their accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.
      During each of the three years ended December 31, 1996, 1997 and 1998, the Funds paid brokerage commissions as follows:

Fund                     	 1996*           1997           1998
----				 -----		 ----		----

Royce Premier Portfolio   	 $300           $1,000          $1,371
Royce Total Return Portfolio**	  N/A             N/A              370
Royce Micro-Cap Portfolio         489            3,257           9,694

______________
* For the period from December 27, 1996 (commencement of operations) to December 31, 1996.
**For the period from May 15, 1998 (commencement of operations) to December 31, 1998.

      For the year ended December 31, 1998, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

                      	Aggregate Amount of
                  	Brokerage Transactions           Commissions Paid
Fund		      	Having a Research Component	 For Such Transactions
----			---------------------------      ----------------------
Royce Premier Portfolio 	$286,539              	 $   903
Royce Total Return Portfolio	 106,631                     281
Royce Micro-Cap Portfolio        549,824                   3,929

      		         CODE OF ETHICS AND RELATED MATTERS

      Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC
("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. The Code of Ethics permits such persons to engage in other personal securities transactions if
(i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or employer-sponsored automatic payroll deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and permission to trade will be usually granted only in accordance with such standards.

      Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts and transactions for such accounts are subject to Royce's and RMC's allocation policies and procedures. See "Portfolio Transactions".

        As of March 31, 1999, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $33.4 million, and as of December 31, 1998 such persons beneficially owned equity interests in such private investment companies totalling approximately $1.9 million.


                PRICING OF SHARES BEING OFFERED

      The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectus.

      As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share at the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time) on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                      REDEMPTIONS IN KIND

      Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.


                            TAXATION

      Shares of the Funds are offered to separate accounts of Insurance Companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents for the Retirement Plans for a discussion of the special taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, or the special taxation of Retirement Plans and the participants therein.

      Each Fund intends to qualify and to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

     As a regulated investment company, a Fund will not be subject to Federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Fund (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Fund intends to satisfy the distribution requirements in each taxable year.

      The Funds will not be subject to the 4% Federal excise tax imposed on registered investment companies that do not distribute substantially all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies or Retirement Plans.

      Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily  correspond  to  a
Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirements.

      Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders.

      If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), it may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The
Fund  would  be taxed on the amount so allocated to any taxable year  of  the
Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. In lieu of being taxable in the manner described above, such Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

      Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investment are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     Each Fund must and the Funds intend to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain diversification requirements on the segregated asset accounts investing in the Funds. These requirements, which are in addition to the diversification requirements applicable to the Funds under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Funds may invest. Failure to meet the requirements of Section 817(h) could result in current taxation of the holder of the Variable Contract on the income of the Variable Contract.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.


    	                DESCRIPTION OF THE TRUST

Trust Organization

      The Trust was established as a Delaware business trust, effective January 11, 1996. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York, New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

      The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (The Trust presently has three series, each of which has only one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shares vote by individual series, except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series.

      There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the current five Trustees remain in office, at which time the Trustees then in office will call a shareholders meeting for the election of trustees. In addition, Trustees may be removed from office by written consents signed by the holders of 66 2/3% of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of 66 2/3% of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting will be held upon the written request of the holders of at least 10% of the Trust's outstanding shares. Upon the written request by 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Trustee, the Trust is required to provide a lists of its shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as provided above the Trustees may continue to hold office and appoint their successors.

      Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

      The separate accounts of Insurance Companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable separate account prospectuses.

      The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that each Fund offers its shares to retirement plans and to variable and variable life insurance separate accounts of insurance companies. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that may arise due to future differences in tax treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or retirement plan or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

Shareholder Liability

      Generally, Trust shareholders will not be personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject the
Trust's shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of a Fund's property of any Fund shareholder held personally  liable  for the Fund's obligations.  Thus, the  risk  of  a  Fund shareholder  incurring  financial  loss  beyond  its  investment  because  of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a shareholder is extremely remote.

                        PERFORMANCE DATA

      The Funds' performances may be quoted in various ways. All performance information supplied for the Funds will be historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost. The Funds' performance figures do not reflect expenses of the separate accounts of Insurance Companies, expenses imposed under the Variable Contracts or expenses imposed by the Retirement Plans.

Total Return Calculations

      Total returns quoted will reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

      In addition to average annual total returns, a Fund's unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

       The following table shows each of Royce Premier and Micro-Cap Portfolios' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period.  The Funds have the ability  to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

         	             Period Ended
Fund            	     December 31, 1998       Russell 2000      S&P 500
----			     -----------------       ------------      -------
Royce Premier Portfolio
1 Year Total Return 		   8.9%                 -2.6%          28.6%
Average Annual Total Return	  13.4%                  9.7%          29.4%
   since 12-27-96
(commencement of
  operations)


Royce Total Return Portfolio
Total Return since 5-15-98	   2.4%                -10.0%          11.9%
(commencement of
  operations)


Royce Micro-Cap Portfolio
1 Year Total Return  		   4.1%                -2.6%           28.6%
Average Annual Total Return	  12.4%                 9.7%           29.4%
   since 12-27-96
(commencement of
  operations)

      During the applicable period ended December 31, 1998, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Commencement of Operations    Hypothetical Investment at December 31, 1998
-------------------------------    --------------------------------------------
Royce Premier Portfolio (12-27-96)                 $12,881
Royce Total Return Portfolio (5-15-98)             $10,242
Royce Micro-Cap Portfolio  (12-27-96)		   $12,641


      The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those included in variable insurance products with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended March 31, 1999 were:


             Fund                         Lipper Ranking
	     ----			  --------------
Royce Premier Portfolio          31  out  of 92 underlying small-cap funds
Royce Micro-Cap Portfolio        49  out  of 92 underlying small-cap funds

Comparative Results

      The Funds total returns may be compared to the records of various indices of securities prices over the same periods, including the Standard & Poor's 500 Composite Stock Price Index (S&P 500) the Standard & Poor's SmallCap 600 Stock Price Index (S&P 600) and the Russell 2000 Index (Russell
2000).

      The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

      The S&P 600 is an unmanaged market-weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 1997, the weighted mean market value of a company in this Index was approximately $923.5 million.

      The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly-traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     The Funds have the ability to invest in securities not included in these indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and unlike the Funds, their returns do not include the effect of paying brokerage commissions and the other costs and expenses of investing in a mutual fund.

      Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

      The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 1998, the average included 278 capital appreciation funds, 1,127 growth funds, 366 mid-cap funds, 724 small company growth funds, 55 micro-cap funds, 872 growth and income funds, 242 equity income funds and 105 S&P 500 index objective funds. Capital appreciation, growth and small company growth funds usually invest principally in common stocks, with long-term mid-cap growth as a primary goal. Growth and income and equity income funds tend to be more conservative in nature and usually invest in a combination of common stocks, bonds, preferred stocks and other income-producing securities. Growth and income and equity income funds generally seek to provide their shareholders with current income as well as growth of capital, unlike growth funds which may not produce income. S&P 500 index objective funds seek to replicate the performance of the S&P 500.

      Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

      The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter
(OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of November 30, 1998, DFA contained approximately 2,920 stocks, with a median market capitalization of about $137 million.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

      Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

      From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as The BARDS Report, KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

       Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 1998, the average risk score for the 1,990 domestic equity funds rated by Morningstar with a three-year history was 1.09; and the average risk score for the 397 small company funds rated by Morningstar with a three-year history was 1.47.

      The Funds' performances may also be compared to those of other compilations or indices.

      Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

Risk Measurements

      Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance, such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

     Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented would be annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

      Return Per Unit of Risk. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by the annualized standard deviation over a designated time period.

      Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

      Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the under-performances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

      Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

      Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

      Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

      Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

      None of these quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

	                  PART C -- OTHER INFORMATION

Item 23.  Exhibits:

           The exhibits required by Items (a) through (l), to the extent applicable to the Registrant, have been filed with the Registrant's initial Registration Statement and Pre-Effective Amendments Nos. 1, 2 and 3 and Post-Effective Amendment Nos. 1, 2, 3, 4 and 5 (No. 333-1073) and are incorporated by reference herein.

          (d) Investment Advisory Fee Waiver Agreement for Royce Premier, Royce Micro-Cap and Royce Total Return Portfolios, dated April 26, 1999.

          (i)  Consent of PriceWaterhouseCoopers LLP, dated April 26, 1999.


Item 24.  Persons Controlled by or Under Common Control With Registrant

           There are no persons directly or indirectly controlled by or under common control with the Registrant.


Item 25.  Indemnification

      (a) Article IX of the Trust Instrument of the Registrant provides as follows:

                          "ARTICLE IX

          LIMITATION OF LIABILITY AND INDEMNIFICATION

      Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or by any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section  2.   Indemnification.   (a)  Subject  to  the  exceptions  and
limitations contained in subsection (b) below:

          (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

          (ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b)  No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall, in respect of the matter involved, have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

          (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

      (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

      (e) Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

      Section 3. Indemnification of Shareholders. If any Shareholder or former Shareholder of the Trust or of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets of the Trust or belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, for itself or on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust or the Series and satisfy any judgment thereon from the assets of the Trust or the Series."

           (b) Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce & Associates, Inc. provides as follows:

               "8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (in cluding reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

                Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion."


Item 26.  Business and Other Connections of Investment Adviser

          Reference is made to the filings on Schedule D to the Application on Form ADV, as amended, of Royce & Associates, Inc. for Registration as Investment Adviser under the Investment Advisers Act of 1940.


Item 27.  Principal Underwriters

          Inapplicable.   The  Registrant  does  not  have  any   principal
underwriters.


Item 28.  Location of Accounts and Records

           The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

                         Royce Capital Fund
                         1414 Avenue of the Americas
        	         10th Floor
                         New York, New York  10019

                         State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, Massachusetts  02101

Item 29.  Management Services

           State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, will contract with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and will assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services will be rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

     Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for the period from December 27, 1996 to December 31, 1996 and for the years ended December 31, 1997 and 1998:

          1996:          $      0
          1997:            10,181
          1998:            16,934


Item 30.  Undertakings

           The Registrant hereby undertakes to call a special meeting of its shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Registrant for the purpose of voting upon the question of the removal of a trustee or trustees and, upon the written request of 10 or more shareholders of the Registrant who have been such for at least 6 months and who own at least 1% of the outstanding shares of the Registrant, to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of April, 1999.

     The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than on listed in paragraph (b)(1) of such Rule or one for which the Commission has approved a filing under paragraph (b)(1)(ix) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant's Registration Statement; (ii) the effective date of the Registrant's most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.

                                        ROYCE CAPITAL FUND


                                   By:  /s/ Charles M. Royce
                                        Charles M. Royce, President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                    DATE

/s/ Charles M. Royce        President, Treasurer    April 27, 1999
Charles M. Royce            and Trustee
                            (Principal Executive,
                            Accounting
                            and Financial Officer)

/s/ John D. Diederich       Trustee                  April 27, 1999
John D. Diederich

/s/ Donald R. Dwight        Trustee                  April 27, 1999
Donald R. Dwight

/s/ Richard M. Galkin       Trustee                  April 27, 1999
Richard M. Galkin

/s/ Stephen L. Isaacs       Trustee                  April 27, 1999
Stephen L. Isaacs

/s/ David L. Meister        Trustee                  April 27, 1999
David L. Meister



                                   NOTICE

     A copy of the Declaration of Trust of Royce Capital Fund is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.